SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


                               April 13, 2000
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              Date of Report (Date of earliest event reported)


                               PRT GROUP INC.
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             Exact Name of Registrant as Specified in Charter)


           Delaware                     0-23315                 13-3914972
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 (State or other jurisdiction   (Commission File Number)      (IRS Employer
       of Incorporation)                                   Identification No.)


 80 Lamberton Road
 Windsor, CT                                                     06095
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 (Address of Principal Executive Offices)                      (Zip Code)

                               (914) 345-3800
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             Registrant's telephone number, including area code

                               Not Applicable
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       (Former Name or Former Address, if Changed Since Last Report)


Item 5. Other Events.

      As previously announced, PRT Group Inc. ("PRT" or the "Company") has accepted a proposal designed to allow the Company to receive an immediate infusion of equity capital (the "Investment"). In connection with the Investment and as previously disclosed, the Company has received an exemption from the Nasdaq Stock Market to permit the Company to issue common stock equivalents in excess of 20% of PRT's outstanding shares without shareholder approval. With respect to the foregoing, on April 13, 2000 the Company entered into a Securities Purchase Agreement (the "Securities Purchase Agreement"), a copy of which is attached hereto as
 Exhibit 99.1 and is incorporated by reference herein, with the investors named therein.

      The Investment provides for an aggregate of $8 million in working capital funding from Tudor Investment Corporation and The Travelers Indemnity Company, two existing shareholders of the Company, and EFG Eurofinancial Investment Company (collectively, the "Investors") in exchange for the issuance by the Company of 8,000,000 shares of a new series of Senior Participating Convertible Preferred Stock (the "Preferred Stock") and Warrants (the "Warrants") to purchase 4,000,000 shares of the Company's common stock, par value $.001 per share (the "Common Stock"). Under the terms of the Securities Purchase Agreement, the Investors will purchase the Preferred Stock at a price of $1.00 per share. The Preferred Stock is convertible at any time into an equal number of shares of Common Stock, subject to adjustment under certain circumstances. The Company will further issue to the Investors Warrants to purchase 4,000,000 million shares of Common Stock, subject to adjustment under certain circumstances, at an exercise price of $1.00 per share. The Investment is scheduled to close on April 14, 2000. The form of Certificate of Designations for the Preferred Stock and form of Warrant are each attached hereto as Exhibits
 99.2 and 99.3, respectively, and are incorporated by reference herein.


 Item 7.   Financial Statements and Exhibits.

             (c)   Exhibits.

 99.1 Securities Purchase Agreement, dated as of April 13, 2000, by and among PRT Group Inc. and the Investors named therein.

 99.2   Form of Certificate of Designations.

 99.3   Form of Warrant.




                                 SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         PRT GROUP INC.


 Date:    April 13, 2000                 By: /s/ RICHARD ROSENFELD
                                            -----------------------------
                                            Richard Rosenfeld
                                            General Counsel and Secretary




                               EXHIBIT INDEX


 Exhibit
 No.       Description
 -------   -----------

 99.1 Securities Purchase Agreement, dated as of April 13, 2000, by and among PRT Group Inc. and the Investors named therein.

 99.2      Form of Certificate of Designations.

 99.3      Form of Warrant.